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                                                                 Exhibit 10.8(c)


                               AMENDMENT TO LEASE

         THIS AMENDMENT made this 30th day of June, 2000, by and between NORTHEAST TERMINAL ASSOCIATES, LIMITED (hereinafter called the "lessor"), and ABINGTON SAVINGS BANK, (hereinafter called the "lessee")

         WHEREAS, the Lessor and Lessee entered into a Lease (hereinafter called the "Lease") on November 16, 1995, for certain Premises consisting of that certain parcel of land located at 538 BEDFORD STREET, ABINGTON, PLYMOUTH COUNTY, MASSACHUSETTS CONSISTING OF 2.45 ACRES AND THE BUILDINGS THEREON.

         NOW, THEREFORE, in consideration of the promises contained in the Lease, the parties hereby covenant and agree that said Lease shall be extended until December 31, 2001.

         It is agreed that all provisions, obligations and covenants contained in the Lease dated November 16, 1995, shall remain in effect and shall be performed and completed as agreed upon by all parties to the Lease except that commencing July 1, 2000 and ending on December 31, 2001, the rent shall be $79,200.00 payable in equal monthly installments of $4,400.00.

         IN WITNESS WHEREOF, this Lease Amendment has been executed by the parties hereto on the date first above written.



                                          Northeast Terminal Associates, Limited


                                          By:  /s/ J. L. Barry
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                                          Abington Savings Bank


                                          By:  /s/ James P. McDonough
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                                               James P. McDonough, President